UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2015

The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

10590 Hamilton Avenue
Cincinnati, Ohio 45231
(Address of principal executive offices)
Registrant’s telephone number, including area code: (513) 851-4900

Not Applicable
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2015, Jeffrey S. Leonard entered into an employment agreement (the “Employment Agreement”) with The Hillman Group, Inc. (“Hillman”), a subsidiary of The Hillman Companies, Inc. (the “Company”), to be appointed as Executive Vice President of Finance and Chief Financial Officer.  Mr. Leonard’s appointment as Executive Vice President of Finance will be effective March 16, 2015 and his appointment as Chief Financial Officer will be effective April 1, 2015.  Mr. Leonard, age 47, is a seasoned business executive with broad experience across various industries.  Throughout his career, Mr. Leonard has been actively involved with mergers and acquisitions, strategic business development, and building world class financial teams.  Former roles include serving as the Executive Vice President and Chief Financial Officer of Baker & Taylor, Inc., a $1.6 billion private equity owned distributor of physical and digital books as well as video and music products.  Prior to 2008, Mr. Leonard was Senior Vice President, Financial Planning and Analysis and Treasurer of Houghton Mifflin Harcourt/Harcourt Education Group.  Prior to 2006, Mr. Leonard was Vice President, Operations Finance and held other positions with HD Supply/Hughes Supply, Inc.  Prior to 1999, Mr. Leonard was Corporate Controller of Planet Hollywood, Inc.  Mr. Leonard began his career as an Audit Manager with PriceWaterhouseCoopers from 1990 to 1996.  Mr. Leonard holds a B.S. degree in Accounting and a Master of Accountancy degree from Miami University and is a certified public accountant (inactive).

On February 26, 2015, Jeffrey Jonsohn, Vice President of Operations of The Hillman Group Canada ULC (“Hillman Canada”), entered into a letter agreement (the “Letter Agreement”) with Hillman Canada regarding Mr. Jonsohn’s retirement effective June 30, 2015.

On February 27, 2015, Robert J. Lackman, Executive Vice President of Global Operations, and the Company executed a General Release (the “Release”) regarding Mr. Lackman’s departure from the Company.

Employment Agreement with Jeffrey S. Leonard

Mr. Leonard and Hillman entered into the Employment Agreement on March 4, 2015 and effective as of March 16, 2015.  The agreement provides for an initial annual base salary of $400,000, which will increase to $417,500 and $435,000 on March 16, 2016 and 2017, respectively.  The agreement provides for an annual cash bonus target of 75% of base salary and maximum of 150% of base salary under Hillman's performance-based bonus plan.  Mr. Leonard's bonus will be prorated for the period ending December 31, 2015.  Mr. Leonard will be paid a relocation allowance of $25,000 subject to his continued employment through March 16, 2016.

Mr. Leonard will be eligible to participate in the equity investment plan and equity incentive plan of HMAN Group Holdings, Inc., the Company's parent company.  The agreement provides an equity investment right of $500,000 worth of common shares of which $400,000 will be funded by Mr. Leonard and $100,000 will be funded by Hillman subject to Mr. Leonard's continued employment through March 16, 2016.  The agreement provides a grant of 2,861 nonqualified stock options at a strike price of $1,000 per share.  Prior to the issuance of these equity awards, Mr. Leonard must execute the Restrictive Covenant Agreement attached to the Option Award Agreement, which includes restrictive covenants such as one-year non-competition and two-year non-solicitation of employees and customers.

In the event that Mr. Leonard's employment is terminated by Hillman without "cause" or if Mr. Leonard resigns with "good reason" (as such terms are defined in the Shareholders Agreement and the Equity Plan), the agreement provides severance payments equal to (i) continued base salary for 18 months following the date of termination if such termination date is on or prior to June 30, 2016 and for 12 months following the date of termination if such termination date is July 1, 2016 or later, and (ii) a pro rated portion of the bonus for the year in which termination occurs.

The foregoing description is qualified in its entirety by reference to the Employment Agreement, a copy of which is furnished as Exhibit 10.1 to this Current Report on Form 8-K.

Letter Agreement with Jeffrey Jonsohn

Mr. Jonsohn and Hillman Canada entered into the Letter Agreement on February 26, 2015.  The Letter Agreement provides that Mr. Jonsohn will receive (i) all compensation and benefits payable to him under his employment agreement with Hillman Canada through June 30, 2015, (ii) continued base salary for 18 months following his retirement date, (iii) the RRSP 2015 contribution of $24,930 paid by Hillman Canada no later than November 15, 2015, (iv) continued use of his company vehicle (paid by Hillman Canada) through February 19, 2016, and (v) health, dental, and other applicable benefits continued until February 19, 2016.

The foregoing description is qualified in its entirety by reference to the Letter Agreement, a copy of which is furnished as Exhibit 10.2 to this Current Report on Form 8-K.

General Release with Robert J. Lackman

Mr. Lackman and the Company entered into the Release on February 27, 2015.  The Release confirms Mr. Lackman’s previously disclosed severance rights under his employment agreement.  The Release also provides a consulting payment of $50,000 payable within 90 days of Mr. Lackman's last day of employment if he has cooperated with the Company on post-termination transition issues.  The Release also contains customary release and confidentiality provisions.

The foregoing description is qualified in its entirety by reference to the Release, a copy of which is furnished as Exhibit 10.3 to this Current Report on Form 8-K.

On March 4, 2015, the Company issued a press release relating to Mr. Leonard’s new appointment.  A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Employment Agreement between Jeffrey S. Leonard and The Hillman Group, Inc. dated March 4, 2015.

10.2	Letter Agreement between Jeffrey Jonsohn and The Hillman Group Canada ULC dated February 26, 2015.

10.3	General Release between Robert J. Lackman and The Hillman Companies, Inc. dated February 27, 2015.

99.1	Press Release dated March 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2015	THE HILLMAN COMPANIES, INC.

	By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

10.1	Employment Agreement between Jeffrey S. Leonard and The Hillman Group, Inc. dated March 4, 2015.

10.2	Letter Agreement between Jeffrey Jonsohn and The Hillman Group Canada ULC dated February 26, 2015.

10.3	General Release between Robert J. Lackman and The Hillman Companies, Inc. dated February 27, 2015.

99.1	Press Release dated March 4, 2015.

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